                                                                  EXHIBIT (h)(3)

                         MASTER ADMINISTRATION AGREEMENT

                  ADMINISTRATION AGREEMENT, made as of the 15th day of December, 1996 between MainStay VP Series Fund Inc., a Maryland corporation (the "Company"), and New York Life Insurance and Annuity Corporation, a Delaware corporation (the "Administrator").

WITNESSETH:

                  WHEREAS, the Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

                  WHEREAS, the shares of common stock of the Company (the "Shares") are divided into separate series (the "Funds"), each of which has been established pursuant to a written instrument executed by the Directors of the Company, and the Directors may from time to time terminate such Funds or establish and terminate additional Funds; and

                  WHEREAS, the Company has been organized for the purpose of investing the assets of each Fund in securities and other investments and has retained investment advisers for this purpose and, with respect to such Funds as shall be designated in supplements to this Agreement, desires to avail itself of the facilities available to the Administrator with respect to the administration of the Funds' day-to-day business affairs, and the Administrator is willing to furnish such administrative services on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, the parties agree as follows:

                  1. The Company hereby appoints the Administrator to serve as administrator of such Funds as shall be designated in supplements to the Agreement, subject to the overall supervision of the Directors of the Company for the period and on the terms set forth in this Agreement. The Administrator hereby accepts such appointment and agrees during such period to render the services herein described and to assume the obligations set forth herein, for the compensation herein provided.

                  2.(a) Subject to the supervision of the Directors of the Company, the Administrator shall administer the Company's business affairs and, in connection therewith, (i) shall furnish the Company with office facilities;
(ii) shall be responsible for the financial and accounting records required to be maintained by the Funds (excluding those being maintained by the Company's Custodians and Transfer Agent except as to which the Administrator has supervisory functions and those being maintained by the Funds' investment advisers); (iii) shall furnish the Funds with ordinary clerical, bookkeeping and recordkeeping services at such office facilities; and (iv) shall authorize and permit any of its directors, officers and employees who may be elected or appointed as Directors or officers of the Company to serve in the capacities in which they are elected or appointed. All services to be furnished by the Administrator under this Agreement may be furnished through the medium of any such directors, officers or employees of the Administrator.

                  (b) In connection with the services rendered by the Administrator under this Agreement, the Administrator will bear all of the following expenses:

                           (i) the salaries and expenses of all personnel of the
Company and the Administrator, except the fees of Directors who are not interested persons of the Administrator or of the Funds' investment advisers; and

                           (ii) all expenses incurred by the Administrator in
connection with administering the ordinary course of a Fund's business, other than those assumed by the Company herein;

                  (c) The Company, on behalf of the Funds, assumes and will pay the expenses described below:

                           (i) the fees and expenses of any investment adviser
or expenses otherwise incurred by the Company in connection with the management of the investment and reinvestment of the assets of the Funds;

                           (ii) the fees and expenses of Directors who are not
interested persons of the Administrator or any investment adviser;

                           (iii) the fees and expenses of any custodian which
relate to (A) the custodial function and the recordkeeping connected therewith,
(B) the maintenance of the required accounting records of the Funds not being maintained by the Administrator, (C) the pricing of the Funds' Shares, including the cost of any pricing service or services which may be retained pursuant to the authorization of the Directors of the Company, and (D) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Funds' Shares;

                           (iv) the fees and expenses of the Funds' transfer and
dividend disbursing agent, which may be a custodian of the Funds, which relate to the maintenance of each shareholder account;

                           (v) the charges and expenses of legal counsel and
independent accountants for the Funds;

                           (vi) brokers' commissions and any issue or transfer
taxes chargeable to the Funds in connection with the Funds' securities transactions;

                           (vii) all taxes and business fees payable by the
Funds to federal, state or other governmental agencies;

                           (viii) the fees of any trade association of which the
Company may be a member;

                           (ix) the cost of share certificates representing the
Funds' Shares;

                           (x) allocable communications expenses with respect to
investor services and all expenses of shareholders, and Directors' meetings and of preparing, printing and mailing prospectuses, proxies and other reports to shareholders (or as appropriate, policyholders) in the amount necessary for distribution to the shareholders and/or policyholders;

                           (xi) litigation and indemnification expenses and
other extraordinary expenses not incurred in the ordinary course of the Company's business; and

                           (xii) fees and expenses of legal counsel, registering
shares, holding meetings and communicating with shareholders as described in subparagraph (c) above include an allocable portion of the cost of maintaining an internal legal and compliance department.

                  3. In rendering the services required under this Agreement, the Administrator, at its expense, may retain, employ, consult or associate with itself such persons or companies (including persons or companies affiliated with the Administrator) as it believes necessary to assist it in carrying out its obligations under this Agreement.

                  4. In consideration of the services to be rendered by the Administrator pursuant to this Agreement, each Fund shall pay the Administrator a monthly fee based on the average daily value (as determined on each business day at the time set forth in the prospectus of the Fund for determining the net asset value per share) of the net assets of the Fund during the preceding month at the annual rates set forth in a supplement to this Agreement with respect to that Fund. If the fees payable to the Administrator pursuant to this paragraph 4 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of a Fund shall be computed in the manner specified in the Fund's prospectus for the computation of net asset value. For purposes of this Agreement, a "business day" is any day on which the New York Stock Exchange is open f or trading with the exception of Christmas Eve and the Friday after Thanksgiving.

                  5. The Administrator assumes no responsibility under this Agreement other than to render the services called for hereunder, and specifically assumes no responsibilities for investment advice or the investment or reinvestment of the assets of the Funds.

                  6. The Administrator shall exercise its best judgment in rendering the services pursuant to this Agreement. The Administrator shall not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

                  7. All records required to be maintained and preserved by the Funds pursuant to the provisions or rules or regulations of the SEC under
Section 31(a) of the 1940

Act and maintained and preserved by the Administrator on behalf of the Funds, including any such records maintained by the Administrator in connection with the performance of its obligations hereunder, are the property of the Funds and shall be surrendered by the Administrator promptly on request by the Funds; provided, that the Administrator at its own expense may make and retain copies of any such records.

                  8. This Agreement shall continue in effect until terminated; provided, however, that this Agreement may be terminated by a Fund at any time, without the payment of any penalty, by the vote of a majority of the Directors of the Company or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party.

                  9. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Administrator who may also be a Director, officer or employee of the Company to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the right of the Administrator to engage in any other business or to render services of any kind to any other business or to render services of any kind to any other corporation, trust, firm, individual or association.

                  10. It is understood that the name "MainStay" or any derivative thereof or logo associated with that name is the valuable property of New York Life Insurance Company and its affiliates, and that the Company has the right to use such name or derivative or logo only with the approval of New York Life Insurance Company. Upon notification by New York Life Insurance Company to cease to use such name, the Company (to the extent that it lawfully can) will cease to use such name or any other name indicating that the Company is advised or administered by or otherwise connected with New York Life Insurance Company or any organization which shall have succeeded to its business.

                  11. This Agreement may be amended by mutual written consent.

                  12. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Administrator at 51 Madison Avenue, New York, New York 10010, Attention: Secretary; or (2) to the Company at 51 Madison Avenue, New York, New York 10010, Attention: President.

                  13. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        MAINSTAY VP SERIES FUND, INC.


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:


                                        NEW YORK LIFE INSURANCE
                                        AND ANNUITY CORPORATION


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:

                       ADMINISTRATION AGREEMENT SUPPLEMENT
                            CASH MANAGEMENT PORTFOLIO

                  AGREEMENT made as of the 15th day of December, 1996, by and between MainStay VP Series Fund Inc. (the "Company") and New York Life Insurance and Annuity Corporation (the "Administrator").

                  WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

                  WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

                  WHEREAS, the Company has adopted a Master Administration Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Administrator to provide the administrative services specified in that Master Agreement; and

                  WHEREAS, Cash Management Portfolio (the "Fund") is a separate investment series of the Company.

                  NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

                  1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Administrator hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

                  2. The term "Fund" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

                  3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Administrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.20% of the Fund's average daily net assets.

                  4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on December 15, 1996 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Company's Board of Directors, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).

                                        MAINSTAY VP SERIES FUND, INC., on behalf of Cash Management Portfolio


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:


                                        NEW YORK LIFE INSURANCE
                                        AND ANNUITY CORPORATION


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:

                       ADMINISTRATION AGREEMENT SUPPLEMENT
                              GOVERNMENT PORTFOLIO

                  AGREEMENT made as of the 15th day of December, 1996, by and between MainStay VP Series Fund Inc. (the "Company") and New York Life Insurance and Annuity Corporation (the "Administrator").

                  WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

                  WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

                  WHEREAS, the Company has adopted a Master Administration Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Administrator to provide the administrative services specified in that Master Agreement; and

                  WHEREAS, Government Portfolio (the "Fund") is a separate investment series of the Company.

                  NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

                  1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Administrator hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

                  2. The term "Fund" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

                  3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Administrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.20% of the Fund's average daily net assets.

                  4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on December 15, 1996 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Company's Board of Directors, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).

                                        MAINSTAY VP SERIES FUND, INC., on behalf of Government Portfolio


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:


                                        NEW YORK LIFE INSURANCE
                                        AND ANNUITY CORPORATION


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:

                       ADMINISTRATION AGREEMENT SUPPLEMENT
                         CAPITAL APPRECIATION PORTFOLIO

                  AGREEMENT made as of the 15th day of December, 1996, by and between MainStay VP Series Fund Inc. (the "Company") and New York Life Insurance and Annuity Corporation (the "Administrator").

                  WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

                  WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

                  WHEREAS, the Company has adopted a Master Administration Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Administrator to provide the administrative services specified in that Master Agreement; and

                  WHEREAS, Capital Appreciation Portfolio (the "Fund") is a separate investment series of the Company.

                  NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

                  1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Administrator hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

                  2. The term "Fund" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

                  3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Administrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.20% of the Fund's average daily net assets.

                  4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on December 15, 1996 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Company's Board of Directors, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).

                                        MAINSTAY VP SERIES FUND, INC., on behalf of Capital Appreciation Portfolio


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:


                                        NEW YORK LIFE INSURANCE
                                        AND ANNUITY CORPORATION


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:

                       ADMINISTRATION AGREEMENT SUPPLEMENT
                            INDEXED EQUITY PORTFOLIO

                  AGREEMENT made as of the 15th day of December, 1996, by and between MainStay VP Series Fund Inc. (the "Company") and New York Life Insurance and Annuity Corporation (the "Administrator").

                  WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

                  WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

                  WHEREAS, the Company has adopted a Master Administration Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Administrator to provide the administrative services specified in that Master Agreement; and

                  WHEREAS, Indexed Equity Portfolio (the "Fund") is a separate investment series of the Company.

                  NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

                  1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Administrator hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

                  2. The term "Fund" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

                  3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Administrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.20% of the Fund's average daily net assets.

                  4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on December 15, 1996 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Company's Board of Directors, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).

                                        MAINSTAY VP SERIES FUND, INC., on behalf of Indexed Equity Portfolio


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:


                                        NEW YORK LIFE INSURANCE
                                        AND ANNUITY CORPORATION


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:

                       ADMINISTRATION AGREEMENT SUPPLEMENT
                             TOTAL RETURN PORTFOLIO

                  AGREEMENT made as of the 15th day of December, 1996, by and between MainStay VP Series Fund Inc. (the "Company") and New York Life Insurance and Annuity Corporation (the "Administrator").

                  WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

                  WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

                  WHEREAS, the Company has adopted a Master Administration Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Administrator to provide the administrative services specified in that Master Agreement; and

                  WHEREAS, Total Return Portfolio (the "Fund") is a separate investment series of the Company.

                  NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

                  1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Administrator hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

                  2. The term "Fund" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

                  3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Administrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.20% of the Fund's average daily net assets.

                  4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on December 15, 1996 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Company's Board of Directors, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).

                                        MAINSTAY VP SERIES FUND, INC., on behalf of Total Return Portfolio


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:


                                        NEW YORK LIFE INSURANCE
                                        AND ANNUITY CORPORATION


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:

                       ADMINISTRATION AGREEMENT SUPPLEMENT
                                 BOND PORTFOLIO

                  AGREEMENT made as of the 15th day of December, 1996, by and between MainStay VP Series Fund Inc. (the "Company") and New York Life Insurance and Annuity Corporation (the "Administrator").

                  WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

                  WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

                  WHEREAS, the Company has adopted a Master Administration Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Administrator to provide the administrative services specified in that Master Agreement; and

                  WHEREAS, Bond Portfolio (the "Fund") is a separate investment series of the Company.

                  NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

                  1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Administrator hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

                  2. The term "Fund" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

                  3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Administrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.20% of the Fund's average daily net assets.

                  4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on December 15, 1996 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Company's Board of Directors, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).

                                        MAINSTAY VP SERIES FUND, INC., on behalf of Bond Portfolio


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:


                                        NEW YORK LIFE INSURANCE
                                        AND ANNUITY CORPORATION


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:

                       ADMINISTRATION AGREEMENT SUPPLEMENT
                             GROWTH EQUITY PORTFOLIO

                  AGREEMENT made as of the 15th of December, 1996, by and between MainStay VP Series Fund Inc. (the "Company") and New York Life Insurance and Annuity Corporation (the "Administrator").

                  WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

                  WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

                  WHEREAS, the Company has adopted a Master Administration Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Administrator to provide the administrative services specified in that Master Agreement; and

                  WHEREAS, Growth Equity Portfolio (the "Fund") is a separate investment series of the Company.

                  NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

                  1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Administrator hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

                  2. The term "Fund" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

                  3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Administrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.20% of the Fund's average daily net assets.

                  4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on December 15, 1996 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Company's Board of Directors, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).

                                        MAINSTAY VP SERIES FUND, INC., on behalf of Growth Equity Portfolio


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:


                                        NEW YORK LIFE INSURANCE
                                        AND ANNUITY CORPORATION


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:

                       ADMINISTRATION AGREEMENT SUPPLEMENT
                       HIGH YIELD CORPORATE BOND PORTFOLIO

                  AGREEMENT made as of the 15th day of December, 1996, by and between MainStay VP Series Fund Inc. (the "Company") and New York Life Insurance and Annuity Corporation (the "Administrator").

                  WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

                  WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

                  WHEREAS, the Company has adopted a Master Administration Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Administrator to provide the administrative services specified in that Master Agreement; and

                  WHEREAS, High Yield Corporate Bond Portfolio (the "Fund") is a separate investment series of the Company.

                  NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

                  1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Administrator hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

                  2. The term "Fund" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

                  3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Administrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.20% of the Fund's average daily net assets.

                  4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on December 15, 1996 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Company's Board of Directors, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).

                                        MAINSTAY VP SERIES FUND, INC., on behalf of High Yield Corporate Bond Portfolio


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:


                                        NEW YORK LIFE INSURANCE
                                        AND ANNUITY CORPORATION


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:

                       ADMINISTRATION AGREEMENT SUPPLEMENT
                         INTERNATIONAL EQUITY PORTFOLIO

                  AGREEMENT made as of the 15th day of December, 1996, by and between MainStay VP Series Fund Inc. (the "Company") and New York Life Insurance and Annuity Corporation (the "Administrator").

                  WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

                  WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

                  WHEREAS, the Company has adopted a Master Administration Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Administrator to provide the administrative services specified in that Master Agreement; and

                  WHEREAS, International Equity Portfolio (the "Fund") separate investment series of the Company.

                  NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

                  1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Administrator hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

                  2. The term "Fund" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

                  3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Administrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.20% of the Fund's average daily net assets.

                  4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on December 15, 1996 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Company's Board of Directors, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).

                                        MAINSTAY VP SERIES FUND, INC., on behalf of International Equity Portfolio


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:


                                        NEW YORK LIFE INSURANCE
                                        AND ANNUITY CORPORATION


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:

                       ADMINISTRATION AGREEMENT SUPPLEMENT
                                 VALUE PORTFOLIO

                  AGREEMENT made as of the 15th day of December, 1996, by and between MainStay VP Series Fund Inc. (the "Company") and New York Life Insurance and Annuity Corporation (the "Administrator").

                  WHEREAS, the Company is an open-end management investment company, organized as a Maryland corporation, and consists of such separate investment series as have been or may be established and designated by the Directors of the Company from time to time;

                  WHEREAS, a separate class of shares of the Company is offered to investors with respect to each investment series;

                  WHEREAS, the Company has adopted a Master Administration Agreement ("Master Agreement") dated December 15, 1996, pursuant to which the Company has appointed the Administrator to provide the administrative services specified in that Master Agreement; and

                  WHEREAS, Value Portfolio (the "Fund") is a separate investment series of the Company.

                  NOW, THEREFORE, the Directors of the Company hereby take the following actions, subject to the conditions set forth:

                  1. As provided for in the Master Agreement, the Company hereby adopts the Master Agreement with respect to the Fund, and the Administrator hereby acknowledges that the Master Agreement shall pertain to the Fund, the terms and conditions of such Master Agreement being hereby incorporated herein by reference.

                  2. The term "Fund" as used in the Master Agreement shall, for purposes of this Supplement, pertain to the Fund.

                  3. As provided in the Master Agreement and subject to further conditions as set forth therein, the Fund shall pay the Administrator a monthly fee based upon the average daily value (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month at the annual rate of 0.20% of the Fund's average daily net assets.

                  4. This Supplement and the Master Agreement (together, the "Agreement") shall become effective with respect to the Fund on December 15, 1996 and shall continue in effect with respect to the Fund until terminated. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Company's Board of Directors, or by the Administrator at any time, without the payment of any penalty, upon sixty (60) days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940).

                                        MAINSTAY VP SERIES FUND, INC., on behalf of Value Portfolio


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:


                                        NEW YORK LIFE INSURANCE
                                        AND ANNUITY CORPORATION


                                        By:
                                            ---------------------------
                                        Name:
                                        Title:


                                       2